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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    MARCH 11, 1999

                                OGDEN CORPORATION
              (EACH NAME OF REGISTRANT AS SPECIFIED IN THE CHARTER)

DELAWARE                          1-3122                     13-5549268
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
INCORPORATION)                                               IDENTIFICATION NO.)

TWO PENNSYLVANIA PLAZA              NEW YORK, NEW YORK                 10121


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212)868-6000

                                      NONE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5. OTHER EVENTS

        On March 11, 1999 Ogden Corporation issued a press release, a copy of which is attached hereto as Exhibit A.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements of business acquired: Not Applicable

        (b) Pro forma financial information: Not Applicable

        (c) Exhibits:

            (1) Press Release of Ogden Corporation dated March 11, 1999.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        OGDEN CORPORATION

Dated: March 12, 1999                   By: /s/ Lynde H. Coit
                                           ---------------------------
                                           Lynde H. Coit
                                           Senior Vice President and General
                                           Counsel